SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    Form 8-K

                CURRENT REPORT Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 13, 1999



                             SYMBOLLON CORPORATION
             (Exact name of Registrant as specified in its charter)


    Delaware                     0-22872                 36-3463683
----------------------------   -----------  ------------------------------------
(State or other jurisdiction   (Commission  (I.R.S. Employer Identification No.)
of incorporation)              File Number)



               37 Loring Drive, Framingham, Massachusetts 01702
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (508) 620-7676
                           -------------------------


                                 Not Applicable
                           -------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events
         ------------
                  Following an oral hearing on August 12, 1999 before the Nasdaq Listing Qualifications Panel (the "Panel") in connection with Symbollon Corporation's (the "Company") potential delisting from The Nasdaq SmallCap Market due to the Company's failure, as of June 30, 1999, to meet the applicable listing requirement stipulating $2,000,000 in net tangible assets, the Company received a letter from Nasdaq on September 23, 1999 (the "Nasdaq Correspondence").

                  The Nasdaq Correspondence confirmed that the Panel has determined to continue listing the Company's securities on The Nasdaq SmallCap Market provided the Company complies with the following exception: it makes a public filing with the Securities and Exchange Commission (the "SEC") and Nasdaq, on or before October 15, 1999, evidencing a minimum of $2,700,000 in net tangible assets. The filing must contain an August 31, 1999 balance sheet with pro forma adjustments for any significant events or transactions occurring on or before the filing date. In order to fully comply with the terms of the Nasdaq exception, the Company must be able to demonstrate compliance with all requirements for continued listing on The Nasdaq SmallCap Market. However, in the event the Company fails to meet any of the terms of the Panel's exception and is delisted from The Nasdaq SmallCap Market, the Company's securities may be eligible for listing in the OTC-Bulletin Board.

                  In accordance with the Nasdaq Correspondence, the Company has prepared a balance sheet as of August 31, 1999, including pro forma adjustments for any significant events or transactions occurring on or before the filing date since August 31, 1999, which is attached as Exhibit 99.1. The information presented on the attached August 31, 1999 balance sheet has not been audited by independent accountants, but includes all adjustments (consisting of normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the August 31, 1999 balance sheet. This information is provided solely for the purpose of complying with the requirements delineated by Nasdaq pursuant to the exception recently granted to the Company.

                  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. The balance sheet presented herein should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998 and the quarterly reports on Form 10-QSB for the quarters ended March 31, 1999 and June 30, 1999.

                  The Company believes that it is in compliance on the date hereof with all listing requirements for the continued listing on The Nasdaq SmallCap Market.

                  Statements herein that are not historical facts or that express the beliefs and expectations of management regarding future events or performance are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements are subject to risks and uncertainties that could cause actual results or events in future periods to differ materially from those anticipated or forecasted. Those risks and uncertainties are detailed from time to time in the Company's filings with the SEC.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------
         (c)      Exhibits.
                  --------
         99.1 August 31, 1999 Condensed Balance Sheet of the Company including pro forma adjustments for subsequent financing.

                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 13, 1999                        SYMBOLLON CORPORATION


                                        By:   /s/ Paul C. Desjourdy
                                           ------------------------------
                                           Paul C. Desjourdy
                                           Executive Vice President and
                                           Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.                  Description                               Page No.
-----------                  -----------                               --------

  99.1 August 31, 1999 Condensed Balance Sheet of the Company including pro forma adjustments for subsequent financing.